EXHIBIT 10

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 26, 2003, is entered into by and among Argosy Gaming Company, a Delaware corporation, Alton Gaming Company, an Illinois corporation, Argosy of Iowa, Inc., an Iowa corporation, Argosy of Louisiana, Inc., a Louisiana corporation, Belle of Sioux City, L.P., an Iowa limited partnership, Catfish Queen Partnership in Commendam, a Louisiana partnership in commendam, Centroplex Centre Convention Hotel, L.L.C., a Louisiana limited liability company, Empress Casino Joliet Corporation, an Illinois corporation, Indiana Gaming II, L.P., an Indiana limited partnership, The Indiana Gaming Company, an Indiana corporation, Indiana Gaming Holding Company, an Indiana corporation, Indiana Gaming Company, L.P., an Indiana limited partnership, Iowa Gaming Company, an Iowa corporation, Jazz Enterprises, Inc., a Louisiana corporation, and The Missouri Gaming Company, a Missouri corporation (collectively, the “Borrowers”), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender, and amends that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2001 (as amended to the date hereof, the “Credit Agreement”), by and among the Borrowers, the financial institutions listed in Schedule I to the Credit Agreement, Credit Lyonnais New York Branch (successor to Credit Lyonnais Los Angeles Branch), as Syndication Agent, Bank of Scotland and Bankers Trust Company, as Documentation Agents, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender.  Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, 1.10 and 1.11 of the Credit Agreement shall be applicable to this Amendment.

RECITAL

WHEREAS, the Borrowers and the Administrative Agent acknowledge that for clarification purposes, certain amendments to the Credit Agreement are necessary, and subject to the terms conditions set forth herein the Required Lenders have agreed to so amend the Credit Agreements.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1.         Amendments.  On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 2 below:

(a)          The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “(excluding any Pre-Approved Capital Expenditures)” in clause (iii) after the words “Non-Financed Capital Expenditures”.

(b)         The definition of “Non-Financed Capital Expenditures” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “(except Indebtedness under the Credit Documents)”.

SECTION 2.         Conditions Precedent to the Effectiveness of this Amendment.  The effectiveness of the amendments contained in Section 1 above is conditioned upon, and such amendments shall not be effective until, each of the following conditions has been satisfied (the first date on which all of the following conditions have been satisfied being referred to herein as the “Amendment Effective Date”):

(a)          The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrowers and the Administrative Agent.

(b)         The Required Lenders shall have approved this Amendment in writing (the “Written Approval”) and shall have authorized the Administrative Agent to execute and deliver this Amendment on their behalf.

(c)          The representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

SECTION 3.         Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided in this Amendment, each Borrower represents and warrants to the Administrative Agent and each Lender as follows:

(a)          Power and Authority.  Each Borrower has all requisite corporate or partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (hereafter referred to as the “Amended Credit Agreement”).

(b)         Authorization of Agreements.  The execution and delivery of this Amendment by each Borrower and the performance of the Amended Credit Agreement by each Borrower have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by each Borrower.

(c)          Enforceability.  Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general.  The enforceability of the obligations of each Borrower hereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)         No Conflict.  The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of each of this Amendment and the Amended Credit Agreement do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to such Borrower or its properties or other assets, (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of such Borrower or any material agreement, indenture, lease or instrument binding upon such Borrower or its properties or other assets or (iii) result in the creation or imposition of any Liens on its properties other than as permitted under the Credit Agreement.

(e)          Governmental Consents.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Borrower of this Amendment.

(f)            Representations and Warranties in the Credit Agreement.  Each Borrower confirms that as of the Amendment Effective Date the representations and warranties contained in Article IV of the Credit Agreement are (after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default has occurred and is continuing.

(g)         Restricted Subsidiaries.  As of the Amendment Effective Date, the Borrowers have no Restricted Subsidiaries.

SECTION 4.         Miscellaneous.

(a)          Reference to and Effect on the Credit Agreement and the other Credit Documents.

(i)            Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(ii)           The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Credit Agreement or any of the other Credit Documents.

(iii)          Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Credit Agreement, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(b)         Expenses.  The Borrower acknowledges that all costs and expenses of the Administrative Agent incurred in connection with this Amendment will be paid in accordance with Section 8.02 of the Credit Agreement.

(c)          Headings.  Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)         Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

(e)          Governing Law.  This Amendment shall be governed by and construed according to the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

ARGOSY GAMING COMPANY, a Delaware corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Sr. VP - CFO

ALTON GAMING COMPANY, an Illinois corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

ARGOSY OF IOWA, INC., an Iowa corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

ARGOSY OF LOUISIANA, INC., a Louisiana corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

BELLE OF SIOUX CITY, L.P., an Iowa limited partnership

By:	Iowa Gaming Company, an Iowa corporation
Its:	General Partner

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

CATFISH QUEEN PARTNERSHIP IN COMMENDAM, a Louisiana partnership in commendam

By:	Argosy of Louisiana, Inc., a Louisiana corporation
Its:	General Partner

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

By:	Jazz Enterprises, Inc., a Louisiana corporation
Its:	Limited Partner

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

CENTROPLEX CENTRE CONVENTION HOTEL, L.L.C., a Louisiana limited liability company

By:	Argosy Gaming Company, a Delaware corporation
Its:	Sole Member

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

EMPRESS CASINO JOLIET CORPORATION, an Illinois corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

INDIANA GAMING II, L.P., an Indiana limited partnership

By:	Indiana Gaming Holding Company, an Indiana corporation
Its:	General Partner

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

THE INDIANA GAMING COMPANY, an Indiana corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

INDIANA GAMING HOLDING COMPANY, an Indiana corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

INDIANA GAMING COMPANY, L.P., an Indiana limited partnership

By:	The Indiana Gaming Company, an Indiana corporation
Its:	General Partner

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

IOWA GAMING COMPANY, an Iowa corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

JAZZ ENTERPRISES, INC., a Louisiana corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

THE MISSOURI GAMING COMPANY, a Missouri corporation

By:	/s/ Dale R. Black
Name:	Dale Black
Title:	Treasurer

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title: